Exhibit 99.3

UNITED STATES OF AMERICA

BEFORE THE
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C

Written Agreement by and between	)
)
HUNTINGTON BANCSHARES INCORPORATED	)
Columbus, Ohio	)
)
and	)
)
FEDERAL RESERVE BANK OF CLEVELAND	)
Cleveland, Ohio	)

WHEREAS, the Board of Governors of the Federal Reserve System (the “Board of Governors”) seeks to address deficiencies identified by the Federal Reserve Bank of Cleveland (the “Reserve Bank”) at Huntington Bancshares Incorporated, Columbus, Ohio (“Huntington”), a registered bank holding company, relating to its corporate governance, internal audit, risk management, and financial and regulatory reporting;

WHEREAS, the Board of Governors has coordinated with the U.S. Securities and Exchange Commission (“SEC”) and the Office of the Comptroller of the Currency (“OCC”) to review certain reports filed by Huntington in 2001 and 2002 and amended in 2003;

WHEREAS, Huntington’s wholly owned subsidiary, the Huntington National Bank, Columbus, Ohio (the “Bank”), a national bank, has entered into a formal agreement with the OCC;

WHEREAS, Huntington is taking steps to address deficiencies relating to its corporate governance, internal audit, risk management, and financial and regulatory reporting, and Huntington and the Reserve Bank have mutually agreed to enter into this Written Agreement (the “Agreement”) to ensure that Huntington continues to address such deficiencies; and

WHEREAS, on January 19, 2005, the board of directors of Huntington adopted a resolution authorizing and directing Thomas E. Hoaglin to enter into this Agreement on behalf of Huntington and consenting to compliance by the board of directors of Huntington and Huntington’s institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act (the “FDI Act”) (12 U.S.C. 1813(u) and 1818(b)(3)), with each and every provision of this Agreement.

NOW, THEREFORE, the Reserve Bank and Huntington agree as follows:

Management Review

1. (a) Within 10 days of this Agreement. Huntington’s board of directors shall engage an independent management consultant acceptable to the Reserve Bank to conduct a review of the structure, functions, and performance of Huntington’s management and board of directors (the “Management Review”), and to prepare a written report that includes findings, conclusions, and recommendations. The primary purposes of the Management Review shall be, first, to assist Huntington’s board of directors in the development of board and management structures that are adequately staffed by qualified and trained personnel and are commensurate with the size, complexity, and business activities of the consolidated organization, particularly in the areas of audit, accounting, and financial and regulatory reporting; and, second, to enhance Huntington’s corporate governance and audit policies, procedures, and practices at the board of directors, committee, and management levels. The terms of the engagement letter shall provide that the independent firm will submit its report within 90 days of its engagement and will provide a copy of its report to the Reserve Bank at the same time that it is provided to Huntington. The Management Review and report shall address, consider, and include, at a minimum, an evaluation of:

(i)	The effectiveness of Huntington’s board of directors and its committees in carrying out their oversight responsibilities, including but not limited to, an assessment of the qualifications of members of the board of directors and its committees; the timeliness and adequacy of information provided to the board of directors and committees; the number and types of responsibilities assigned to committees; and the frequency of board of directors and committee meetings;

(ii)	the management structure of Huntington, including recommendations regarding the type and number of senior officer and officer positions needed to manage and properly supervise the affairs of Huntington on an enterprise-wide basis, particularly in the functions of internal audit, risk management, accounting policies and procedures, and financial and regulatory reporting;

(iii)	each senior executive officer of Huntington to determine whether the individual possesses the ability, experience, and other qualifications required to competently perform present and anticipated duties, to adhere to established policies and procedures, and to comply with the requirements of this Agreement;

(iv)	the effectiveness of Huntington’s policies and procedures that are designed to ensure enterprise-wide compliance with banking and securities laws and regulations, compliance with generally accepted accounting principles (“GAAP”), the filing of accurate regulatory reports and public financial statements, and the identification and reporting of deficiencies and weaknesses to senior management and the board of directors;

(v)	controls to ensure compliance with Huntington’s policies and procedures related to internal reporting and approval of accounting changes; and

(vi)	the effectiveness of Huntington’s policies and procedures that are designed to ensure compliance with the requirements of section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (12 U.S.C. 1831m) (“FDICIA 112”).

(b) Within 60 days after Huntington’s receipt of the Management Review report, Huntington shall submit a written management plan to the Reserve Bank describing specific actions that the board of directors proposes to take to fully address the findings and recommendations of the Management Review.

2. Within 180 days of completion of the Management Review, and thereafter not less frequently than semi-annually, the board of directors shall review management’s adherence to Huntington’s written policies and procedures in the areas of accounting, financial and regulatory reporting, internal audit, and corporate governance and shall prepare written findings and conclusions of this review along with written descriptions of any management or operational changes that are made as a result of the review. These written findings shall be included in the minutes of the board of directors’ meetings and maintained for subsequent supervisory review.

Compliance with Laws and Regulations

3. Huntington shall ensure that its consolidated organization fully complies with the requirements of FDICIA 112 and its implementing regulations set forth in Part 363 of the Federal Deposit Insurance Corporation’s regulations (12 C.F.R. 363). Documentation indicating how each FDICIA 112 annual report was prepared shall be maintained for subsequent supervisory review.

4. Huntington shall take steps to enhance its enterprise-wide compliance program to ensure that Huntington complies with all applicable laws and regulations, including but not limited to, FDICIA 112 and all relevant securities laws and regulations.

Risk Management and Internal Controls over Financial Reporting

5. Within 90 days of this Agreement, Huntington shall submit to the Reserve Bank an acceptable written plan designed to strengthen Huntington’s risk management in the areas of accounting and financial and regulatory reporting. The plan shall, at a minimum, address, consider, and include:

(a) Enhanced risk management policies and procedures designed to identify, measure, monitor, and control risks associated with accounting and financial and regulatory reporting;

(b) measures to improve the board of directors’ oversight of management’s implementation of risk management policies and procedures for accounting and financial and regulatory reporting;

(c) management information systems and reporting procedures designed to ensure that management personnel and the board of directors and its committees receive timely, informative, and accurate reports necessary to effectively manage risks and correct weaknesses and deficiencies associated with accounting and financial and regulatory reporting; and

(d) internal controls designed to ensure adherence to risk management policies and procedures and consistent compliance with GAAP and with all applicable laws, regulations, and supervisory guidance relating to financial and regulatory reporting.

Audit

6. (a) Within 10 days of this Agreement, Huntington shall engage an independent firm acceptable to the Reserve Bank to conduct a review of the enterprise-wide internal audit function (the “Audit Review”) and to prepare a written report that includes findings, conclusions, and recommendations (the “Audit Report”). Prior to commencement of the Audit Review, Huntington shall submit an engagement letter to the Reserve Bank for approval. The terms of the engagement letter shall provide that the independent firm will submit the Audit Report within 60 days of its engagement and will provide a copy of the Audit Report to the Reserve Bank at the same time that it is provided to Huntington. The Audit Review and Report shall address, consider, and include, at a minimum:

(i)	The quality of audit reports and the adequacy of information provided to line-of-business managers and Huntington’s Audit/Risk Committee;

(ii)	the adequacy and timeliness of formal management responses to audit findings;

(iii)	the tracking of audit issues and the internal audit function’s review of management’s corrective action;

(iv)	the adequacy of the oversight provided by Huntington’s board of directors and its committees of the enterprise-wide internal audit function;

(v)	compliance with regulatory guidance regarding the internal audit function, including but not limited to the requirements of the Interagency Policy Statement on the Internal Audit Function and its Outsourcing, issued March 17, 2003; and

(vi)	the adequacy of internal audit staffing, policies, and procedures in relation to Huntington’s activities and complexity.

(b) Within 60 days after Huntington’s receipt of the Audit Report, Huntington shall submit an acceptable written plan to the Reserve Bank describing specific actions that Huntington’s board of directors proposes to take to fully address the findings and recommendations of the Audit Report.

7. The board of directors of Huntington shall continue to ensure that Huntington’s independent public accountant is engaged by, and reports directly to, the Audit/Risk Committee of the board of directors.

Accounting Policies and Procedures

8. Upon receipt of the report prepared by the independent accounting consultant previously engaged by Huntington to review its accounting policies and procedures (the “Accounting Report”), Huntington shall forward a copy to the Reserve Bank.

9. No later than March 31, 2005, Huntington shall submit to the Reserve Bank an acceptable written plan that fully addresses the findings and recommendations in the Accounting Report and describes the specific actions that the board of directors proposes to take in order to establish accounting policies and procedures that provide appropriate guidance on accounting matters, ensure compliance with applicable laws and guidelines, ensure the accuracy of Huntington’s regulatory reports and public financial statements, and enhance Huntington’s accounting control environment. The plan shall, at a minimum, address, consider, and include:

(a) The completeness and accuracy of Huntington’s books, records, and public financial statements, including consistent application of GAAP and adherence to the SEC’s Staff Accounting Bulletin No. 99 on Materiality (“SAB 99”) and other applicable accounting guidance;

(b) a formal process for ongoing documentation and maintenance of accounting policies and procedures;

(c) the timely provision of complete and accurate reports to the board of directors or its committees regarding changes in accounting treatment of material financial statement items and material transactions;

(d) disclosure of accounting policy changes to Huntington’s external auditors, consistent with SAB 99; and

(e) enhanced internal controls to ensure consistent adherence to accounting policies and procedures.

Regulatory Reports

10. (a) Within 30 days of this Agreement, Huntington shall engage an independent firm acceptable to the Reserve Bank to conduct a review of regulatory reports filed by Huntington since 2001 to determine whether they comply with GAAP and bank regulatory requirements (the “Regulatory Report Review”) and to prepare a written report that includes findings, conclusions, and recommendations. Prior to commencement of the Regulatory Report Review, Huntington shall submit an engagement letter to the Reserve Bank for approval. The terms of the engagement letter shall provide that the independent firm will submit its report within 90 days of its engagement and will provide a copy of its report to the Reserve Bank at the same time that it is provided to Huntington.

(b) Within 60 days after Huntington’s receipt of the consultant’s report, Huntington shall file amended regulatory reports to correct any reports that do not comply with GAAP or bank regulatory requirements.

11. Huntington shall ensure that (a) each regulatory report, including each Consolidated Financial Statements for Bank Holding Companies with Total Consolidated Assets of $150 million or More, or with More Than One Subsidiary Bank (Form Y-9 C), accurately reflects Huntington’s condition on the date for which it is filed and all material transactions undertaken by the bank holding company and its subsidiaries, (b) each regulatory report is prepared in accordance with GAAP and regulatory guidance, including but not limited to the reporting and documentation of reserves for the allowance for loan and lease losses and other operations, and (c) all records indicating how the report was prepared are maintained for subsequent supervisory review.

12. Huntington shall take steps to ensure that all balance sheet and income statements are reconciled on at least a monthly basis and that internal audit periodically reviews Huntington’s procedures for the preparation of regulatory reports to monitor adherence to policy, G AAP, and regulatory guidance.

Compliance with Agreement

13. Within 15 days of this Agreement, the board of directors of Huntington shall appoint a committee (the “Compliance Committee”) to monitor and coordinate Huntington’s compliance with the provisions of this Agreement. The Compliance Committee shall be comprised of three or more outside directors who are not executive officers or principal shareholders of Huntington or the Bank, as defined in section 215.2 (e)(1) of Regulation O of the Board of Governors (12 C.F.R. 215.2(3)). At a minimum, the Compliance Committee shall keep detailed minutes of each meeting and shall report its findings to the board of directors on a monthly basis.

14. Within 30 days after the end of each calendar quarter (June 30, September 30, December 31, and March 31) following the date of this Agreement, Huntington shall furnish a written progress report detailing the form and manner of all actions taken to secure compliance with the provision of this Agreement, and the results thereof, to the Reserve Bank.

Effect and Terms of Agreement

15. The engagement letters and plans required by paragraphs 5, 6(a), 6(b), 9 and 10(a) of this Agreement shall be submitted to the Reserve Bank for review, and approval. Acceptable engagement letters and plans shall be submitted within the time periods set forth in this Agreement. Huntington shall adopt the approved engagement letters and plans within 10 days of approval by the Reserve Bank and then shall fully comply with them. During the term of this Agreement, the approved engagement letters and plans shall not be amended or rescinded without the prior written approval of the Reserve Bank.

16. All communications regarding this Agreement shall be sent to:

(a) James W. Nelson

Executive Vice President and Chief Risk Officer
Huntington Bancshares, Inc.
41 South High Street
Columbus, Ohio 43287

(b) Andrew C. Burkle, Jr.

Senior Vice President
Federal Reserve Bank of Cleveland
P.O. Box 6387
1455 East 6th Street
Cleveland, OH 44114-2566

17. The provisions of this Agreement shall be binding on Huntington and each of its institution-affiliated parties in their capacities as such, and their successors and assigns.

18. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated, or suspended by the Reserve Bank.

19. Notwithstanding any provision of this Agreement, the Reserve Bank may, in its discretion, grant written extensions of time to Huntington to comply with any provision of this Agreement.

20. The provisions of this Agreement shall not bar, estop or otherwise prevent the Board of Governors, the Reserve Bank, the SEC, or any other federal or state agency or department from taking any other action affecting Huntington or any of its current or former institution-affiliated parties and their successors and assigns.

21. This Agreement is a “written agreement” for the purposes of, and is enforceable by the Board of Governors as an order issued under, section 8 of the FDI Act (12 U.S.C. 1818).

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the 28th day of February, 2005.

Huntington Bancshares, Inc.	Federal Reserve Bank of Cleveland

By: /s/ Thomas E. Hoaglin	By: /s/ Andrew C. Burkle, Jr.

Andrew C. Burkle, Jr. Senior Vice President